UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 17, 2014

Heron Therapeutics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

123 Saginaw Drive, Redwood City, California		94063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-366-2626

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stephen Davis joined the Heron Therapeutics, Inc. (the "Company") Board of Directors in June 2012. In May 2013, in addition to his board seat, he also assumed the role of Executive Vice President and Chief Operating Officer as the Company was expanding its operations. Having established key operations, Mr. Davis will now step down as an officer of the Company. He will continue to serve as a member of the Company's Board of Directors. Accordingly, on June 17, 2014, Mr. Davis delivered notice of his intention to resign from the position of Executive Vice President and Chief Operating Officer of the Company, effective as of July 2, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

June 19, 2014	By:	/s/ Brian G. Drazba

Name: Brian G. Drazba
Title: Vice President, Finance and Chief Financial Officer